                             SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED AUGUST 20, 1997



                                  EUREKA FUNDS


3435 Stelzer Road
Columbus, Ohio 43219
Investment Adviser: Sanwa Bank California

    THE EUREKA FUNDS is an open-end management investment company consisting of five separate investment funds (each a "Fund," and collectively, the "Funds"). Each Fund offers multiple classes of units of beneficial interest ("Shares").

    THE EUREKA PRIME MONEY MARKET FUND (the "Prime Money Market Fund") seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.

    THE EUREKA U.S. TREASURY OBLIGATIONS FUND (the "U.S. Treasury Obligations Fund"), seeks current income consistent with liquidity and stability of principal. The Fund intends to invest exclusively in short-term obligations issued or guaranteed by the U.S. Treasury and repurchase agreements fully collateralized by U.S. Treasury securities.
                            ------------------------

 AN INVESTMENT IN THE PRIME MONEY MARKET FUND OR THE U.S. TREASURY OBLIGATIONS FUND (TOGETHER, THE "MONEY MARKET FUNDS") IS NEITHER INSURED NOR GUARANTEED BY
THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUNDS WILL
        BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
                            ------------------------

    THE EUREKA INVESTMENT GRADE BOND FUND (the "Investment Grade Bond Fund") seeks a high level of income, consistent with preservation of capital.

    THE EUREKA GLOBAL ASSET ALLOCATION FUND (the "Global Asset Allocation Fund") seeks a balance of income and long-term capital appreciation. The Fund intends to invest in a mix of U.S. and international stocks, bonds, and cash equivalents using a disciplined asset allocation approach.

    THE EUREKA EQUITY FUND (the "Equity Fund") seeks long-term capital growth. The Fund intends to invest in the common stocks of corporations representing a broad cross-section of the U.S. economy. The Fund expects to have a level of risk commensurate with that represented by a broadly diversified portfolio of U.S. common stocks, such as the Standard & Poor's 500 Index.


    This Prospectus relates to the Trust Shares of Eureka Funds, which are offered to Sanwa Bank California and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial (other than for individual retirement accounts), or similar capacity. Through a separate prospectus, the Eureka Funds also offers Class A Shares, which are offered to the general
public. A Statement of Additional Information, dated          , 1997 (as may be
amended from time to time), has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information and the prospectus relating to the Class A Shares are available without charge by contacting the Eureka Funds at the address shown above.


    This Prospectus sets forth concisely the information an investor should know before investing and should be read carefully and retained for future reference.
                            ------------------------

 SHARES OF THE EUREKA FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, SANWA BANK CALIFORNIA, ANY OF ITS AFFILIATES, OR ANY OTHER BANK.
  SUCH SHARES ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL
     DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE EUREKA FUNDS INVOLVES INVESTMENT RISKS
                     INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.
                            ------------------------

            The date of this Prospectus is [               ], 1997.

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                               PROSPECTUS SUMMARY

THE EUREKA FUNDS             The Eureka Funds, a Massachusetts business trust,
                             is a diversified open-end management investment company which currently consists of five separately managed Funds. Each Fund offers to the public two classes of Shares: Class A and Trust Class. This prospectus relates to only the Trust Class Shares.

INVESTMENT OBJECTIVE         THE PRIME MONEY MARKET FUND seeks as high a level
                             of current income as is consistent with maintaining liquidity and stability of principal.

                             THE U.S. TREASURY OBLIGATIONS FUND seeks current income consistent with liquidity and stability of principal.

                             THE INVESTMENT GRADE BOND FUND seeks a high level of income, consistent with preservation of capital.

                             THE GLOBAL ASSET ALLOCATION FUND seeks a balance of income and long-term capital appreciation.

                             THE EQUITY FUND seeks long-term capital growth.

INVESTMENT RISKS             There can be no assurance that any Fund will
                             achieve its investment objective. Each Fund's net asset value or performance may vary daily, reflecting fluctuations in the market value of its portfolio holdings, interest rate levels, and market conditions. The Prime Money Market Fund, the
                             Investment Grade Bond Fund, and the Global Asset
                             Allocation Fund may invest in foreign securities which entails certain risks. See "Foreign
                             Securities."

OFFERING PRICE               The public offering price of the Prime Money Market
                             Fund and the U.S. Treasury Obligations Fund is equal to the net asset value per Trust Share, which each Fund will seek to maintain at $1.00.

                             The public offering price of the Investment Grade Bond Fund, the Global Asset Allocation Fund, and the Equity Fund is equal to that Fund's net asset value per Trust Share. See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Trust Shares."


MINIMUM PURCHASE             For Trust Shares there is a $100,000 minimum
                             initial investment with no minimum investment for subsequent purchases. Employees of Sanwa Bank
                             California may purchase Trust Shares with a $500 minimum initial investment, or a $50 minimum initial investment if investing through the Eureka
                             Funds' Automatic Investment Plan. See "HOW TO
                             PURCHASE AND REDEEM SHARES--Auto Invest Plan."


INVESTMENT ADVISER           Sanwa Bank California ("SBCL"), Los Angeles,
                             California.

DIVIDENDS                    The Prime Money Market Fund, the U.S. Treasury
                             Obligations Fund, and the Investment Grade Bond
                             Fund declare dividends daily and pay such dividends monthly. The Global Asset Allocation Fund declares and pays dividends annually. The Equity Fund declares and pays dividends monthly.

DISTRIBUTOR                  BISYS Fund Services, Inc., Columbus, Ohio.

                                   FEE TABLE

  The following tables are intended to assist investors in understanding the expenses associated with investing in Trust Shares of the Funds.

                                                                          U.S.                         GLOBAL
                                                                        TREASURY      INVESTMENT        ASSET
                                                        PRIME MONEY    OBLIGATIONS    GRADE BOND     ALLOCATION
                                                        MARKET FUND       FUND           FUND           FUND        EQUITY FUND
                                                        -----------    -----------    -----------    -----------    -----------
                                                        TRUST CLASS    TRUST CLASS    TRUST CLASS    TRUST CLASS    TRUST CLASS
                                                        -----------    -----------    -----------    -----------    -----------
SHAREHOLDER TRANSACTION EXPENSES(1)
    Maximum Sales Load on Purchases..................           % 0            % 0            % 0            % 0            % 0
    Maximum Sales Load on Reinvested Dividends.......           % 0            % 0            % 0            % 0            % 0
    Maximum Deferred Sales Load......................           % 0            % 0            % 0            % 0            % 0
    Redemption Fees(2)...............................            $0             $0             $0             $0             $0
    Exchange Fee.....................................            $0             $0             $0             $0             $0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of net assets)(3)
    Management Fees (after voluntary fee
      reductions)....................................          0.20%          0.10%          0.50%          0.80%          0.65%
    12b-1 Fee........................................          0.00%          0.00%          0.00%          0.00%          0.00%
    Other Expenses(4)................................          0.38%          0.41%          0.39%          0.64%          0.40%
                                                                ---            ---            ---            ---            ---
    Total Fund Operating Expenses (after voluntary
      fee reductions)................................          0.58%          0.51%          0.89%          1.44%          1.05%
                                                                ===            ===            ===            ===            ===
EXAMPLE:
    You would pay the following expenses on a $1,000
investment in Trust Shares of the Funds, assuming (1)
5% annual return and (2) redemption at the end of
each time period.

                                                                                                   1 YEAR     3 YEARS
                                                                                                   ------     -------
    Prime Money Market Fund......................................................................   $  6        $19
    U.S. Treasury Obligations Fund...............................................................   $  5        $16
    Investment Grade Bond Fund...................................................................   $  9        $28
    Global Asset Allocation Fund.................................................................   $ 15        $46
    Equity Fund..................................................................................   $ 11        $33

------------
(1) A Participating Organization (as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investments, exchanges, and other investment management services provided in connection with investment in Trust Shares of a Fund. See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Trust Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege."
(2) A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. See "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Telephone."
(3) SBCL has agreed to voluntarily reduce the amount of its investment advisory fee through the end of the Funds' initial fiscal year. Absent the voluntary reduction of investment advisory fees, Management Fees and Total Operating Expenses as a percentage of average daily net assets for Trust Shares would be 0.30% and 0.68%, respectively, for the Prime Money Market Fund; 0.20% and 0.61%, respectively, for the U.S. Treasury Obligations Fund; 0.60% and 0.99%, respectively, for the Investment Grade Bond Fund; 0.90% and 1.54%, respectively, for the Global Asset Allocation Fund; and 0.75% and 1.15%, respectively, for the Equity Fund. Lower total fund operating expenses will result in higher yields.
(4) "Other Expenses" are based on estimated amounts for the current fiscal year.

  Trust Shares are not subject to a 12b-1 fee and are not sold pursuant to a sales charge.

  These tables are intended to assist investors in understanding the various costs and expenses associated with investing in the Funds. See "MANAGEMENT OF EUREKA FUNDS" for a more complete discussion of annual operating expenses of each Fund. THE EXAMPLE IS NOT CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                       INVESTMENT OBJECTIVES AND POLICIES

MONEY MARKET FUNDS

  Each Money Market Fund will endeavor to achieve its objective by investing in a portfolio of high-quality money market instruments which complies with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). All instruments in which the Money Market Funds invest will be deemed to have maturities of 397 days or less. The average dollar weighted maturity of each Money Market Fund's portfolio will not exceed 90 days. See "VALUATION OF SHARES" and the Statement of Additional Information for a further explanation of the amortized cost valuation method.

  All securities acquired by the Money Market Funds will be determined at the time of purchase, under guidelines established by the Eureka Funds' Board of Trustees, to present minimal credit risks. Under the guidelines adopted by the Board of Trustees and in accordance with Rule 2a-7 under the 1940 Act, SBCL may be required to dispose of an obligation held in a Fund's portfolio if there is an indication that the instrument's credit quality has diminished, such as where a nationally recognized statistical ratings organization ("NRSRO") downgrades an obligation to below the second highest rating category or in the event of a default relating to the financial condition of the issuer.

PRIME MONEY MARKET FUND

  The investment objective of the Prime Money Market Fund is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal. The Fund will invest in certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements, reverse repurchase agreements, other money market securities, short-term corporate, state, and municipal obligations that are rated in the top two tiers by an NRSRO or, if unrated, are of comparable quality. The Fund also invests in securities whose interest and principal payments are backed by the full faith and credit of the U.S. government or by an agency of the U.S. government (certain agency securities are not backed by the full faith and credit of the U.S. government).

U.S. TREASURY OBLIGATIONS FUND

  The investment objective of the U.S. Treasury Obligations Fund is to seek current income consistent with liquidity and stability of principal. Under normal market conditions, the Fund will invest exclusively in short-term obligations issued or guaranteed by the U.S. Treasury and repurchase agreements fully collateralized by U.S. Treasury securities.

INVESTMENT GRADE BOND FUND

  The Investment Grade Bond Fund seeks a high level of income, consistent with preservation of capital. To achieve this objective, the Fund intends to invest in a broad range of fixed income securities, including U.S. Treasury securities (bonds, notes, and bills), U.S. agency securities, mortgage related securities, corporate securities, preferred stocks, depository institution obligations, and repurchase agreements. Under normal market conditions, the Fund will invest at least 80% of its net assets in investment grade securities, as determined by NRSRO ratings, or if unrated, as determined by SBCL to be of comparable quality.

  The Fund will invest in a varying combination of cash, U.S. Treasury securities, U.S. agency securities, mortgage related securities, and corporate securities which are all issued in U.S. dollars. In pursuing its investment objective, the Fund expects that its portfolio will be characterized by investment risk that is similar to that of a theoretical broadly diversified domestic investment grade bond portfolio, such as a portfolio structured to match the Salomon Broad Investment Grade Index or the Lehman Aggregate Index.

  SBCL uses its proprietary, quantitative fixed income security selection strategy to determine the optimal combination of investments in the portfolio. SBCL will use a variety of quantitative investment models and risk management systems to identify the optimal interest rate, credit, and convexity exposure at any point in time. SBCL seeks the fixed income sectors and/or securities with high expected relative return premiums, adjusted for risk. Fundamental valuation, macroeconomic, technical and risk measures are all employed to determine the expected relative return premium for each sector and/or security. Once the attractiveness of the various investment sector and individual security alternatives is determined, the portfolio is constructed so as to overweight those sectors and/or securities with the most-favorable prospects, according to the current quantitative analysis.

  In order to execute its strategy in an efficient manner, SBCL may utilize bond index futures contracts in representing various yield curve sectors. The Fund will use futures contracts to provide an efficient means of achieving exposure to the fixed income markets. Futures contracts may be used to provide liquidity, gain broad market exposure, and hedge unwanted interest rate exposure. SBCL will not use futures to leverage the Fund's holdings.

  The Fund may invest up to 20% of its net assets in non-investment grade debt securities, preferred stocks and convertible securities. In the event that a security held by the Fund is downgraded, the Fund may continue to hold such security until such time as SBCL deems it to be advantageous to dispose of the security.


  The Fund may hold securities of foreign issuers, provided such securities are denominated in U.S. dollars. The Fund may also invest in bond (interest rate) futures and options to a limited extent. See "Investment Objective and Policies--Specific Investment Policies."


GLOBAL ASSET ALLOCATION FUND

  The investment objective of the Global Asset Allocation Fund is to seek a balance of income and long-term capital appreciation. Through the use of a disciplined asset allocation approach, the Fund intends to invest in, and assume a level of risk commensurate with, a globally diversified portfolio of stocks, bonds, and cash equivalents. By systematically diversifying across countries, currencies, and asset classes (stocks and bonds), the Fund pursues its capital appreciation goals while seeking to control portfolio risk.

  The Fund will invest in a varying combination of stocks, bonds, and cash equivalents selected primarily from major markets such as: the United States, Japan, the U.K., Germany, France, Switzerland, Spain, Canada and Australia. The Fund may also invest in other markets, including emerging markets.

  Under normal circumstances, at least 65% of the Fund's net assets will be invested in securities representing at least three different countries, including the United States.

  SBCL uses its proprietary, quantitative global tactical asset allocation, global currency allocation, and global sector rotation strategies to determine the optimal combination of investments in the portfolio. SBCL will use a variety of quantitative investment models to identify the country, sector, and asset classes deemed most attractive. SBCL seeks those sectors, asset classes, countries, and currencies with a high expected relative return premium, adjusted for risk. Fundamental valuation, macro-economic, technical, and risk measures are all employed to determine the expected relative return premium for each country, currency, asset class, and sector. Once the relative attractiveness of the various investment class alternatives is determined, the portfolio is constructed so as to overweight those countries, currencies, sectors, and asset classes with the most favorable prospects, according to the current quantitative analysis.

  In evaluating equity exposure, SBCL attempts to assess the relative value of each country's market in the aggregate. SBCL may overweight the Fund's investments in a few selected countries and/or asset classes. The Fund typically will not deviate by more than 20% from the market capitalization weights of the respective individual equity markets.

  Investments will also include direct investments in short-term or long-term government bonds, and U.S. and foreign cash equivalents. Bonds in the Fund's portfolio are expected to range in maturity from one to thirty years.

  In order to execute its strategy in an efficient manner, SBCL may utilize equity index, bond index, and currency futures contracts in the various countries. The Fund will use futures contracts to provide an efficient means of achieving broad market exposure to the stock, fixed income and currency markets of a particular country, to provide liquidity, and to facilitate asset allocation shifts. Currency futures provide an efficient vehicle for hedging foreign exchange exposure. By investing in a stock index futures contract the Fund is exposed to an index of stocks without buying each underlying security in that index. See "Options and Futures" in the Statement of Additional Information for a more detailed discussion of the risks associated with investment in futures contracts.

EQUITY FUND

  The Equity Fund's investment objective is to seek long-term capital growth. The Fund intends to invest in the common stocks of corporations from a broad cross section of the U.S. economy. The Fund expects to assume a level of risk commensurate with that represented by a broadly diversified portfolio of U.S. common stocks, such as that measured by the S&P 500 Index. Under normal market conditions, the Fund will invest at least 65% of its net assets in common stocks.

  Equity investments are chosen based upon SBCL's proprietary, quantitatively-disciplined stock selection models. A combination of valuation, growth, technical, and risk measures are used to rank a universe of approximately 1,000 U.S. equity issues. The issues assigned the most attractive overall composite ratings are those which are deemed to have greater potential for price appreciation over a short-to-intermediate term horizon. The portfolio is then constructed so that the aggregate investment characteristics of the Fund are similar to those of the S&P 500 Index. These characteristics include such measures as economic sector diversification, P/E ratio, dividend yield, and market "beta" (or sensitivity). However, while maintaining aggregate investment characteristics similar to those of the S&P 500 Index, the Fund seeks to invest in individual common stocks--including stocks which may not be part of that Index--which SBCL believes hold a greater potential for price appreciation. There can be no assurance that the Fund's investment performance will meet or exceed that of the S&P 500 Index.

  Although the Fund normally intends to be fully invested in common stocks, it may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity in order to meet shareholder redemptions.

  The Fund may also utilize equity index futures for the dual purpose of providing an adequate level of liquidity to the Fund and ensuring that cash balances achieve equity-like returns. This "equitization" of short-term cash balances will assist the Fund to meet its investment objective. By investing in a stock index futures contract the Fund is exposed to an index of stocks without buying each underlying security in that index. Under no circumstances will the market exposure of futures contracts exceed 30% of the Fund's net assets. SBCL will not use futures to leverage the Fund's holdings. See "Options and Futures" in the Statement of Additional Information for a more detailed discussion of the risks associated with investments in futures contracts.

ALL FUNDS

  The investment objective of each Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION--Miscellaneous"). There can be no assurance that a Fund will achieve its investment objective.

SPECIFIC INVESTMENT POLICIES

  The Funds invest in a variety of securities and employ a number of investment practices. Each security and investment practice involves certain risks. This table shows the securities and investment practices utilized by the Funds and the risks inherent in their use. For a more complete discussion of each instrument and its attendant risks, consult the Funds' Statement of Additional Information.

                                                                   PRIME       U.S.       INVESTMENT     GLOBAL
                                                                   MONEY     TREASURY       GRADE        ASSET
                                                                   MARKET   OBLIGATIONS      BOND      ALLOCATION   EQUITY
                                                                    FUND       FUND          FUND         FUND       FUND
                                                                   ------   -----------   ----------   ----------   ------
INVESTMENT PRACTICES AND SECURITIES
ASSET BACKED SECURITIES.  Securities secured by company
receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by
receivables or assets. Credit, interest rate, opportunity and
pre-payment risks...............................................      X          --            X           35         35
BANKERS' ACCEPTANCES.  Bills of exchange or time drafts drawn on
and accepted by a commercial bank. Credit risk..................     25          --           35+          35+        35+
BORROWINGS.(1)  The borrowing of money from banks or through
reverse repurchase agreements. Leverage and credit risks........     33 1/3      33 1/3       33 1/3       33 1/3     33 1/3
CERTIFICATES OF DEPOSIT.  Negotiable instruments with a stated
maturity. Credit and liquidity risks............................      X          --           35+          35+        35+
COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS.  Short-term promissory notes or other obligations issued by corporations and
other entities. Credit risk.....................................      X          --           35+          35+        35+
COMMON STOCK.  Shares of ownership of a company. Market risk....     --          --           --            X          X
CONVERTIBLE SECURITIES.  Bonds or preferred stock that convert
to common stock. Credit, interest rate and market risks.........     --          --            X            X          X
CORPORATE OR COMMERCIAL BONDS.  Debt securities issued by
corporations. Credit and interest rate risks....................      X          --            X            X         35
DOLLAR ROLLS.  A transaction in which a fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical
securities on a specified future date. Interest rate, management
and market risks................................................     --          --            X            X          X
EMERGING MARKET SECURITIES.  Securities of countries with
emerging economies or securities markets. Currency, information,
liquidity, market and political risks...........................     --          --           --           15         --
FOREIGN SECURITIES.
- Stocks and bonds of foreign issuers...........................     --          --           35            X         35
- American depository receipts, European depository receipts, global depository receipts and other similar global
  instruments...................................................      X          --           --            X         35
Currency, liquidity, information, market, natural event and
political risks.
FORWARD COMMITMENTS.  The purchase or sale of a security with payment and delivery scheduled for a future time. Leverage,
market and opportunity risks....................................      X           X            X            X          X
FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.  Contractual
agreement to purchase or sell one specified currency for another currency at a specified future date and price. Credit,
correlation, currency, information, leverage, liquidity,
management, market, opportunity and political risks.............     --          --           --           50         --
ILLIQUID SECURITIES.(3)  Securities which may be difficult to sell at an acceptable price. Liquidity, market and valuation
risks...........................................................     10          --           15           15         15
INVESTMENT COMPANY SECURITIES.  Shares of other mutual funds.
SBCL and BISYS Fund Services, Inc. will reduce certain fees when investing in funds for which it serves as investment and adviser or administrator. (Investments in any one fund will not exceed
5% of total assets. Investments in all funds will not exceed 10%
of total assets.) Management and Market Risks.
- Money market mutual funds.....................................     10          10           10           10         10
- Non-money market mutual funds.................................     --          --           --           10         --
MORTGAGE BACKED SECURITIES.(2)  Debt obligations secured by real estate loans and pools of loans, including such securities as collateralized mortgage obligations, which are structured pools of mortgage pass through certificates or mortgage loans, real estate investment conduits, and stripped mortgage backed
securities. Mortgage backed securities may have greater price and yield volatility than traditional fixed-income securities and their prepayment sensitivity may range from relatively low to relatively high. Credit, interest rate, opportunity and
pre-payment risks...............................................     --          --            X           35         35

                                                                   PRIME       U.S.       INVESTMENT     GLOBAL
                                                                   MONEY     TREASURY       GRADE        ASSET
                                                                   MARKET   OBLIGATIONS      BOND      ALLOCATION   EQUITY
                                                                    FUND       FUND          FUND         FUND       FUND
                                                                   ------   -----------   ----------   ----------   ------
MUNICIPAL OBLIGATIONS.  Securities issued by a state or
political subdivision to obtain funds for various public
purposes. Municipal obligations include participation
certificates in leases, installment purchase contracts and
conditional sales contracts. Credit, liquidity, political and
tax risks.......................................................      X          --            X           --         --
OPTIONS AND FUTURES.(1)  Contracts involving the right or
obligation to deliver or receive assets or money depending upon the performance of one or more assets or an economic index.
Currency, correlation, credit, interest rate, leverage,
liquidity, opportunity and market risks.........................     --          --            X            X          X
PREFERRED STOCK.  A class of stock that generally pays a
dividend at a specified rate and has preference over common
stock in the payment of dividends and liquidation. Market
risk............................................................     --          --           30            X          X
REPURCHASE AGREEMENTS.(1)  The purchase of a security and the simultaneous commitment to sell it back at an agreed upon price.
Credit, market and leverage risks...............................      X           X            X            X          X
REVERSE REPURCHASE AGREEMENTS.(1, 4)  The sale of a security and the simultaneous commitment to buy it back at an agreed upon
price. Credit, leverage and market risks........................      X           X            X            X          X
RESTRICTED SECURITIES.(5)  Securities not registered under the
Securities Act of 1933. Market and valuation risks..............     10          --            X            X          X
RIGHTS AND WARRANTS.  A contract issued by a corporation
enabling the owner to subscribe to and purchase a specified
number of shares of the corporation at a specified price during
a specified period of time. Market and valuation risks..........     --          --            X            X          X
SECURITIES LENDING.(1)  The lending of securities to financial institutions, which provide cash or government securities as
collateral. Credit risk.........................................     33 1/3      33 1/3       33 1/3       33 1/3     33 1/3
SHORT-TERM TRADING.  The sale of a security soon after its
purchase. A portfolio engaging in such trading will have higher
turnover and transaction expenses. Market risk..................     --          --            X            X          X
SWAPS, CAPS AND FLOORS.(5)  Swaps involve the exchange of
obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a
predetermined interest rate or amount. Correlation, credit,
interest rate, liquidity, management, market and opportunity
risks...........................................................     --          --            X            X          X
TIME DEPOSITS.  Non-negotiable receipts issued by a bank in
exchange for the deposit of funds. Liquidity risk...............      X          --           35+          35+        35+
U.S. GOVERNMENT SECURITIES.  Short-term debt instruments issued or guaranteed by the U.S. Treasury or by an agency or
instrumentalities of the U.S. government. Credit risk...........      X           X            X            X         35+
VARIABLE AND FLOATING RATE INSTRUMENTS.  Obligations with a
yield that is reset on a periodic basis and loosely correlated to changes in money market interest rates, including variable and floating rate notes and bonds. Credit, interest rate and
liquidity risks.................................................      X           X            X            X         --
WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES.  The purchase or sale of securities for delivery at a future date. Leverage,
market and opportunity risks....................................      X           X            X            X          X


---------------

#  Percent of total assets under normal market conditions


X   No policy limitation on usage


-  Not permitted

+  For temporary defensive purposes may constitute 100 percent of total assets

(1) Each Fund has a fundamental investment policy regarding these practices or securities, as set forth in the Statement of Additional Information, which may in some cases be less restrictive than the operating policy set forth in the chart.

(2) The Money Market Funds may invest in these securities only if consistent with their objectives and Rule 2a-7.

(3) Each Fund's liquidity limit is calculated as a percentage of its net assets.

(4) Reverse repurchase agreements would also be subject to a Fund's policy on borrowings.

(5) Relative to other securities, these securities are more likely to be deemed illiquid and, therefore, may be subject to the restrictions on illiquid securities.

TYPES OF INVESTMENT RISK

  CORRELATION RISK. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks and volatility.

  CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

  CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

  INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.

  INTEREST RATE RISK. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

  LEVERAGE RISK. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

     - HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. There can be no assurance that a Fund's hedging transactions will be effective.

     - SPECULATIVE. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

  LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

  MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result. This risk is common to all mutual funds.

  MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

  NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events.

  OPPORTUNITY RISK. The risk of foregoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

  POLITICAL RISK. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. There are also risks particular to investing in foreign securities, including higher transaction costs, delayed settlements, currency controls and adverse economic developments.

  PRE-PAYMENT RISK. Early repayment of principal and interest will effect the rate of return on mortgage-backed securities and may result in greater price and yield volatility and possible investment losses. When mortgage obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup any premium paid on mortgage-related securities notwithstanding a direct or indirect governmental or agency guarantee.

  TAX RISK. The risk that the issuer of tax-exempt securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause interest income to be retroactively included in gross income.

  VALUATION RISK. The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

PORTFOLIO TURNOVER

  It is presently anticipated that the portfolio turnover rate of the Investment Grade Bond Fund, the Global Asset Allocation Fund, and the Equity Fund will not exceed 100%, 200%, and 200%, respectively. High portfolio turnover rates will generally result in higher transaction costs to a Fund and may result in higher levels of taxable realized gains to a Fund's shareholders.

                            INVESTMENT RESTRICTIONS

  The Funds are subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the particular Fund ("fundamental policies"). These fundamental policies (including those noted by Footnote 1 in the chart above) are set forth in their entirety in the Funds' Statement of Additional Information.

                              VALUATION OF SHARES

  The net asset value of each Fund is determined and its Shares are priced as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each Business Day ("Valuation Times"). For each Money Market Fund, a "Business Day" constitutes (i) any day on which the Federal Reserve Bank is open and the New York Stock Exchange (the "NYSE") is open for trading and
(ii) any other day (other than a day during which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio instruments that the Fund's net asset value per share might be materially affected. For each Fund, other than the Money Market Funds, a Business Day is (i) any day on which the NYSE is open for trading and (ii) any other day (other than a day during which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio instruments that the Fund's net asset value per share might be materially affected. Net asset value per Share for purposes of pricing sales and redemptions is calculated by determining the value of the class's proportional interest in the securities and other assets of a Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of relevant class Shares outstanding.

  The securities in each Fund, other than the Money Market Funds, will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value.

  The Money Market Funds use the amortized cost method of valuing their securities. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact fluctuating interest rates have on the market value of the security. If the Board of Trustees determines that the deviation from a $1.00 price per share may result in material dilution or other unfair results to Shareholders, it will take appropriate steps to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten the average portfolio maturity of a Fund, adjusting or withholding dividends, or utilizing a net asset value per share determined by using available market quotations. There can be no assurance that a Money Market Fund will maintain a stable net asset value of $1.00 per Share.

  Most international securities held by the Global Asset Allocation Fund are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless SBCL under the supervision of the Board of Trustees determines such method does not represent fair value.

  For further information about the valuation of investments, see the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares are sold on a continuous basis by the Eureka Funds' Distributor, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

PURCHASES OF TRUST SHARES

  Trust Shares may be purchased through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of Customers of SBCL or one of its affiliates (individually a "Bank" and collectively the "Banks") or other financial service providers approved by the Distributor.

  Shares of the Eureka Funds sold to the Banks acting in a fiduciary, advisory, custodial (other than for individual retirement accounts), or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares so sold, it is the responsibility of the Banks to transmit purchase or redemption orders to the Distributor and to deliver Federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers.


  Trust Shares are sold at the net asset value next determined after receipt by the Distributor of a purchase order in good form. See "VALUATION OF SHARES." There is no sales charge imposed by the Eureka Funds in connection with the purchase of Trust Shares.


  The minimum initial investment is $100,000, except for purchases by employees of SBCL, in which case the minimum initial investment is $500, or $50 if part of the Eureka Funds' automatic investment plan, as described below. There is no minimum subsequent investment requirement. There is no limit on the amount of Trust Shares that may be purchased.

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

  Purchases of Trust Shares of the Eureka Funds will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). An order for a Fund received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time.


  An order to purchase Trust Shares of a Money Market Fund will be deemed to have been received by the Distributor when federal funds are available to the Eureka Funds' custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares of a Money Market Fund which is transmitted by federal funds wire will be available the same day for investment by the Eureka Funds' custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). It is strongly recommended that investors of substantial amounts use federal funds to purchase Shares of a Money Market Fund.


  Shares of a Money Market Fund purchased before 4:00 p.m., Eastern time, begin earning dividends on the same Business Day. All Shares of a Money Market Fund continue to earn dividends through the day before their redemption.

  Depending upon the terms of a particular Customer account, a Participating Organization or Bank may charge a Customer's account fees for services provided in connection with investment in the Eureka Funds. Information concerning this Prospectus should be read in conjunction with any such information received from the Participating Organizations or Banks.


  The Eureka Funds reserve the right to reject any order for the purchase of its Trust Shares in whole or in part, including purchases made with foreign drafts or checks. The Eureka Funds will not accept third party checks for investment.


  Please contact SBCL or your Participating Organization regarding proper instructions and information to purchase or redeem Shares by check or wire. Shareholders may also execute telephone transactions as explained below.

AUTO INVEST PLAN


  Eureka Funds' Auto Invest Plan enables those Shareholders who are employees of SBCL to make regular purchases of Trust Shares through an automatic deduction from their bank accounts. With Shareholder authorization, BISYS Fund Services, Inc.(the "Transfer Agent") will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account and will automatically invest that amount in Trust Shares at the public offering price on the date of such deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $50 per Fund; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or submit a subsequent written request to the Transfer Agent. To change the Auto Invest Plan instructions or to discontinue the feature, a Shareholder request must be made in writing to the Eureka Funds, P.O. Box 182792, Columbus, Ohio 43218-2792. The Auto Invest Plan may be amended or terminated without notice at any time by the Distributor.


EXCHANGE PRIVILEGE


  Trust Shares of each Fund may be exchanged for Trust Shares of the other Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Trust Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Trust Shares of each Fund may be exchanged for Class A Shares in instances where the Shareholder ceases to be eligible to purchase Trust Shares.


  The Eureka Funds do not impose a fee for processing exchanges of its Trust Shares. Shareholders may exchange their Trust Shares for Trust Shares of another Fund on the basis of the relative net asset value of the Shares exchanged.

  An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the Shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange.


  A Shareholder wishing to exchange Trust Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 4:00 p.m. (Eastern time) on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review a prospectus describing the Fund and class of Shares which he or she wishes to acquire before making the exchange. The exchange privilege may be exercised only in those states where the class of Shares of such other Fund may legally be sold. The Eureka Funds reserve the right to change the terms and conditions of the exchange privilege discussed herein upon sixty days written notice.


  The Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that excessive trading can have on efficient portfolio management, the Funds have established a policy of limiting exchange activity to four substantive exchange redemptions from a Fund during any calendar year. There is a $500 minimum for all exchanges.

AUTO EXCHANGE

  Eureka Funds Auto Exchange enables Shareholders, who are employees of Sanwa Bank California, to make regular, automatic withdrawals from Trust Shares of a Money Market Fund and use those proceeds to benefit from dollar-cost-averaging by automatically making purchases of shares of another Eureka Fund. With shareholder authorization, the Transfer Agent will withdraw the amount specified (subject to the applicable minimums) from the Shareholder's Money Market Fund account and will automatically invest that amount in Trust Shares of the Fund designated by the Shareholder. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $[10,000] in their Money Market Fund account and maintain a minimum account balance of $1,000.


  To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the Eureka Funds, P.O. Box 182792, Columbus, Ohio 43218-2792. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.


REDEMPTION OF SHARES


  Shareholders may redeem their Trust Shares without charge on any day that net asset value is calculated (see "VALUATION OF SHARES") and Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization or Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Participating Organization or Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance. If a distribution is to be made to a Customer who is not eligible to receive Trust Shares, for whatever reason, then Class A Shares will be distributed to that Customer.


  Each Fund reserves the right to redeem a shareholder's Trust Shares if the shareholder does not maintain a balance of [$25,000] in the Trust Shares of that Fund. Alternatively, the Fund may charge a shareholder whose account falls below
the minimum a fee of [$          ]. Employees of SBCL will not be required to
maintain a minimum balance in Trust Shares of the Funds.

REDEMPTION BY MAIL


  A written request for redemption must be received by the Eureka Funds in order to constitute a valid tender for redemption. The signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Shareholder(s) of record; or (b) a redemption check is to be mailed to the Shareholder(s) at an address other than the address of record or other than to a commercial bank designated on the Account Registration Form of such Shareholder(s); or (c) a redemption check is to be mailed to an address that has not been on the Eureka Funds' books for sixty days. The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. A notary public will not be accepted as a signature guarantee. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion regarding sending proceeds to your bank account.


REDEMPTION BY TELEPHONE

  Shares may be redeemed by telephone [only] if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent will reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is presently $[7.00] for each wire redemption. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, contact SBCL or your Participating Organization.

TELEPHONE PROCEDURES

  The Distributor, the Transfer Agent, SBCL and the Eureka Funds will not be liable for any losses, damages, expenses or costs arising out of any telephone transaction (including purchases, exchanges, and redemptions) effected in accordance with the Eureka Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The Eureka Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are followed, the Eureka Funds will not be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may mail redemption requests to the Eureka Funds.

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Eureka Funds will attempt to honor requests from Shareholders for next Business Day payments if the request for redemption is received by the Transfer

Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Eureka Funds or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. The Money Market Funds will attempt to honor requests from Shareholders for same day payment upon redemption of Shares if the request for redemption is received by the Transfer Agent before 4:00 p.m. Eastern time, on a Business Day or, if the request for redemption is received after 4:00 p.m. Eastern time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  In some instances, a Fund may be requested to redeem Shares for which it has not yet received good payment. Under such circumstances, the Eureka Funds may delay forwarding the proceeds until payment has been collected for the purchase of such Shares, which may take up to 15 days or more. To avoid delay in payment upon redemption, investors should purchase Shares by certified check or by wire transfer. The Eureka Funds intend to pay cash for all Shares redeemed, but under abnormal conditions which may make payment in cash unwise, the Eureka Funds may make payment wholly or partly in portfolio securities at their then current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Eureka Funds may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Eureka Funds' responsibilities under the 1940 Act.

                              DIVIDENDS AND TAXES

  Each Fund will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). If qualified, a Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. Each Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains.

  Dividends received by a Shareholder of a Fund that are derived from such Fund's investments in U.S. government securities may not be entitled to the exemption from state and local income taxes that would be available if the Shareholder had purchased U.S. government securities directly. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from a Fund.

  Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.

  The net investment income of each Money Market Fund is declared daily as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. The Money Market Funds do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code. However, any such capital gains will be distributed no more than twice a year after deduction for any available capital loss carryforward.

  The amount of dividends payable with respect to the Trust Shares will exceed dividends on Class A

Shares due to the Distribution and Shareholder Services Plan fee applicable to Class A Shares.

  A dividend on the Shares of the Investment Grade Bond Fund is declared daily and paid monthly. A dividend on the Shares of the Global Asset Allocation Fund is declared and paid annually. A dividend on the Shares of the Equity Fund is declared and paid monthly. Net realized capital gains, if any, are distributed at least annually to Shareholders of record after deduction for any available capital loss carry forward.


  A Shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional Shares at net asset value as of the date of payment unless the Shareholder elects to receive such dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Eureka Funds, P.O. Box 182792, Columbus, Ohio 43218-2792, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Reinvested dividends receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


  Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to Shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the year in which the dividends were declared.

  Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the earnings and profits of a Fund as determined for tax purposes. Certain dividends paid by the Investment Grade Bond Fund, the Global Asset Allocation Fund, and the Equity Fund, and so-designated by the Funds may qualify for the dividends received deduction for corporate shareholders. Because all of the net investment income of the remaining Funds is expected to be interest income, it is anticipated that no distributions from such Funds will qualify for the dividends received deduction. Distributions of net realized capital gains are taxable to Shareholders as long-term capital gains regardless of how long the Shareholder has held Shares in the Fund. Shareholders who are not subject to tax on their income generally will not have to pay federal income tax on amounts distributed to them.

  Dividends that are derived from interest on a Fund's investments in U.S. government securities may be eligible for exemption from the state and local taxes of certain jurisdictions, although state and local tax authorities may not agree with this view. However, distributions of income derived from repurchase agreements and securities lending transactions generally will not qualify for exemption from state and local income taxes.

  The foregoing is a summary of certain federal, state and local income tax consequences of investing in a Fund. Shareholders should consult their own tax advisers concerning the tax consequences of an investment in a Fund.

TAX CONSIDERATIONS RELATING TO THE GLOBAL ASSET ALLOCATION FUND

  Dividends and certain interest income earned by the Global Asset Allocation Fund from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that the Global Asset Allocation Fund will make this election in certain years. The remaining Funds do not expect to be eligible to make this election. If a Fund makes the election, the amount of such foreign taxes paid by a Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit a proportionate amount of such taxes against a shareholder's federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from federal taxable income.

  Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.


                           MANAGEMENT OF EUREKA FUNDS

TRUSTEES

  The Board of Trustees of the Eureka Funds has overall responsibility for the Funds. The Board of Trustees is elected by the Shareholders. There are currently [FIVE] Trustees, two of whom are "interested persons" of the Eureka Funds within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Eureka Funds to supervise its day-to-day operations.


INVESTMENT ADVISER

  SBCL serves as Investment Adviser of each Fund. SBCL is a wholly-owned subsidiary of The Sanwa Bank Limited, of Japan. Its principal offices are located at 601 South Figueroa Street, Los Angeles, California 90017.

  Established in 1972, SBCL provides a full range of personal and business banking services through a network of more than 100 branches and offices
statewide. As of             , 1997, SBCL had nearly [          ] of assets
under management.


  Subject to the general supervision of the Board of Trustees and in accordance with the investment objectives and restrictions of a Fund, SBCL manages the Funds, makes decisions with respect to, and places orders for, all purchases and sales of its investment securities, and maintains its records relating to such purchases and sales.



  Under an investment advisory agreement between the Eureka Funds and SBCL, the fee payable to SBCL by each Fund for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of thirty one-hundredths of one percent (0.30%) of the Prime Money Market Fund's average daily net assets; twenty one-hundredths of one percent (0.20%) of the U.S. Treasury Obligations Fund's average daily net assets; sixty one-hundredths of one percent (0.60%) of the Investment Grade Bond Fund's average daily net assets; ninety one-hundredths of one percent (0.90%) of the Global Asset Allocation Fund's average daily net assets; and seventy five one-hundredths of one percent (0.75%) of the Equity Fund's average daily net assets, or (b) such fee as may from time to time be agreed upon by the Eureka Funds and SBCL. The fee agreed to from time to time by the Eureka Funds and SBCL may be significantly lower than the fee calculated at the annual rate and the effect of such agreed upon lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such agreed upon lower fee is in effect.



  Hal Nachtrieb and Donald Silva, both Vice Presidents of SBCL, co-manage the Investment Grade Bond Fund. They have been with SBCL since 1995 and 1991, respectively, where they are responsible for the investment management of approximately $500 million in personal and institutional fixed income assets, including approximately $100 million in commingled bond funds.



  Prior to joining SBCL, Mr. Nachtrieb developed a managed equity and fixed income funds for Franklin Resources. He also served as vice president for Continental Bank, and before that, managed the fixed income trading desk at Imperial Corporation of America. Mr. Nachtrieb began his career as an investment manager as a mortgage-backed options trader for Drexel Burnham Lambert. Mr. Nachtrieb earned a master of business administration in finance from the University of Southern California and a bachelor of science in economics from Lewis & Clark College in Portland, Oregon.



  Mr. Silva has 33 years of experience in the trust and investment management industry. Prior to joining SBCL, Mr. Silva managed high net worth accounts and all fixed income bank funds for Trust Services of America Inc. (TSA), a subsidiary of California Federal Bank. He also served as manager of insurance reserved portfolios for TICOR. Before that, Mr. Silva worked as the southern division manager of Bank of America's institutional trust services.



  Richard Weiss, Chief Investment Officer and Senior Vice President of SBCL, and Brian Garbe, Director of Investment Research & Strategy and Vice-President of SBCL, co-manage the Equity Fund and Global Asset Allocation Fund. They have been with SBCL since 1994, where they are responsible for the investment management of approximately $1.6 billion in personal and institutional assets, including approximately $250 million in commingled equity and international funds.



  Mr. Weiss has over 15 years of experience in the investment management industry. Prior to joining SBCL, Messrs. Weiss and Garbe both were employed by Vantage Global Advisors where they acted as manager and trader, respectively, for global asset allocation portfolios. Before that, they were managing director and investment officer, respectively, at TSA Capital Management, again responsible for the management and back-office of global investments. Earlier in his career, Mr. Weiss was a quantitative investment strategist for Paine Webber in New York, and director of quantitative analysis and systems for Mellon Bank in Pittsburgh, Pennsylvania.



  Mr. Weiss graduated magna cum laude with a master of business administration in finance and econometrics from the University of Chicago. He also graduated magna cum laude with a bachelor of science in finance and statistics from The Wharton School, University of Pennsylvania.



  Mr. Garbe earned a master of business administration and a bachelor of science in applied mathematics from the University of California at Los Angeles.


ADMINISTRATOR AND DISTRIBUTOR

  BISYS Fund Services, Inc. is the administrator for each Fund and also acts as the Eureka Funds' principal underwriter and distributor (the "Administrator" or the "Distributor"), under agreements approved by the Eureka Funds' Board of Trustees. BISYS Fund Services, Inc. is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of a Fund's administration and operation. Under a management and administration agreement between the Eureka Funds and the Administrator, the fee payable by a Fund to the Administrator for management administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (.20%) of a Fund's average daily net assets or (b) such fee as may from time to time be agreed upon by the Eureka Funds and the Administrator. A fee agreed to from time to time by the Eureka Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such agreed upon lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such agreed upon lower fee is in effect.

EXPENSES


  SBCL and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees, Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the Transfer Agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by a Fund, certain insurance premiums, costs of maintenance of a Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A Shares and Trust Shares of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A Shares, other than in accordance with the relative net asset value of the class, are expenses under the Eureka Funds' Distribution and Shareholder Services Plan ("Distribution Plan") and a "Services Plan" which relate only to the Class A Shares.


  The organizational expenses of each Fund have been capitalized and are being amortized in the first five years of each Fund's operations. Such amortization will reduce the amount of income available for payment as dividends.

DISTRIBUTION PLAN

  The Distribution Plan contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Eureka Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.

BANKING LAWS

  SBCL believes that it possesses the legal authority to perform the investment advisory services for the Eureka Funds contemplated by its investment advisory agreement with the Eureka Funds and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented to the Eureka Funds. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which SBCL could continue to perform such services for the Eureka Funds. See "MANAGEMENT OF EUREKA FUNDS--Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE EUREKA FUNDS AND ITS SHARES


  The Eureka Funds organized as a Massachusetts business trust on April 7, 1997
named Sanwa Fund, commenced operations on             , 1997. There are an
unlimited number of authorized Shares of beneficial interest of the Eureka Funds which may, without Shareholder approval, be divided into an unlimited number of series of such

Shares, and which are presently divided into five series of Shares, one for each of the following Funds: the Prime Money Market Fund, the U.S. Treasury Obligations Fund, the Investment Grade Bond Fund, the Global Asset Allocation Fund, and the Equity Fund. Each Fund offers to the public two classes of shares:
Class A and Trust Shares. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  Shareholders are entitled to one vote per Share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, Shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, and (iii) only the holders of Class A Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such class.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Eureka Funds or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Eureka Funds or that particular Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Eureka Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Eureka Funds or such Fund.

  Overall responsibility for the management of the Eureka Funds is vested in the Board of Trustees. See "MANAGEMENT OF EUREKA FUNDS-- Trustees of the Eureka Funds." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Eureka Funds and Massachusetts law. See "ADDITIONAL INFORMATION-- Miscellaneous" in the Statement of Additional Information for further information.

  Although the Eureka Funds is not required to hold annual meetings of Shareholders, Shareholders holding at least 10% of the Eureka Funds' outstanding Shares have the right to call a meeting to elect or remove one or more of the Trustees of the Eureka Funds. Shareholder inquiries should be directed to the Secretary of the Eureka Funds at 3435 Stelzer Road, Columbus, Ohio 43219.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT


  The Bank of New York, serves as Custodian for the Eureka Funds.


  BISYS Fund Services, Inc. serves as transfer agent for and provides fund accounting services to the Eureka Funds.

OTHER CLASSES OF SHARES


  In addition to Trust Shares, the Eureka Funds also offer Class A Shares of each Fund. Class A Shares are offered to the general public at net asset value and are subject to a Distribution Plan fee and Service Plan fee.


PERFORMANCE INFORMATION

  GENERAL. From time to time, a Money Market Fund's annualized "yield" and "effective yield" and total return for Trust Shares may be presented in advertisements, sales literature and shareholder reports. The "yield" of a Money Market Fund is based upon the income earned by the Fund over a seven-day period and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of a Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the Eureka Funds and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of the assumed reinvestment.

  Total return is calculated for the past year and the period since the establishment of each Money Market Fund. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

  From time to time performance information of the Investment Grade Bond Fund, the Global Asset Allocation Fund, and the Equity Fund, showing its average annual total return, aggregate total return, and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of a Fund. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of an investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the net investment income per Share for the Investment Grade Bond Fund, the Global Asset Allocation Fund, and the Equity Fund earned during a recent 30-day period by the Fund's per Share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the results.

  Each Fund may also present its average annual total return, aggregate total return, yield and/or tax equivalent yield, as the case may be, excluding the effect of a sales charge, if any.


  The Investment Grade Bond Fund, the Global Asset Allocation Fund, and the Equity Fund may also calculate a distribution rate. Distribution rates will be computed by dividing the distribution per Share of a class made by a Fund over a twelve-month period by the maximum offering price per Share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, and may include returns of principal, whereas yield does not include such items. The Funds do not intend to publish distribution rates in Fund advertisements but may publish such rates in supplemental sales literature. Distribution rates may also be presented excluding the effect of a sales charge, if any.



  Yield, effective yield, total return and distribution rate will be calculated separately for each Class of Shares. Because Trust Shares are not subject to Distribution Plan fees or Service Plan fees, the yield and total return for Trust Shares will be higher than that of the Class A Shares for the same period.


  Investors may also judge the performance of a Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc., IBC/Donoghue's MONEY FUND REPORT and Ibbotson Associates, Inc. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Weisenberger, Pension and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

  Information about the performance of a Fund is based on a Fund's record up to a certain date and is not intended to indicate future performance. Yields and total returns of a Fund will fluctuate. Any fees charged by the Participating Organizations to their customers in connection with investment in a Fund are not reflected in the Eureka Funds' performance information.


  Further information about the performance of a Fund is contained in that Fund's annual report to Shareholders, which may be obtained without charge by contacting the Eureka Funds at the address below.


MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports describing the investment operations of their Fund(s) and annual financial statements audited by independent public accountants.


  Inquiries regarding the Eureka Funds may be directed in writing to the Eureka Funds at the following address: The Eureka Funds, P.O. Box 182792, Columbus, Ohio 43218-2792.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
SANWA BANK CALIFORNIA
Investment Management Department
601 S. Figueroa Street
Los Angeles, California 90017

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

AUDITORS
Ernst & Young

10 West Broad Street


Columbus, Ohio 43215


CUSTODIAN

The Bank of New York


90 Washington Street


New York, New York 10286


TABLE OF CONTENTS

                                             Page
Prospectus Summary........................     2
Fee Table.................................     3
Investment Objective and Policies.........     4
Valuation of Shares.......................    10
How to Purchase and Redeem Shares.........    11
Dividends and Taxes.......................    15
Management of Eureka Funds................    17
General Information.......................    19


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE EUREKA FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE EUREKA FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                               MONEY MARKET FUNDS

                            ------------------------


                         Eureka Prime Money Market Fund

                     Eureka U.S. Treasury Obligations Fund


                                   BOND FUND

                            ------------------------


                       Eureka Investment Grade Bond Fund



                                 BALANCED FUND

                            ------------------------

                      Eureka Global Asset Allocation Fund


                                   STOCK FUND

                            ------------------------

                               Eureka Equity Fund


                                  TRUST SHARES



                             SANWA BANK CALIFORNIA


                               INVESTMENT ADVISER



                           BISYS FUND SERVICES, INC.


                                 ADMINISTRATOR


                                AND DISTRIBUTOR



                                PROSPECTUS DATED

                              [            ], 1997